SUPPLEMENT DATED FEBRUARY 21, 2014

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2014

1.	In the Summary Section for the Total Return Fund, under the heading “Principal Investment Strategies” on page 36, the following disclosure is added at the end of the fourth paragraph:

The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

2.	In the Summary Section for the Total Return Fund, under the heading “Principal Risks” on page 37, the following disclosure is added before the heading “Security Selection Risk”:

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

3.
In “The Funds In Greater Detail” section for the Total Return Fund, under the heading “Principal Investment Strategies” on page 105, the following disclosure is added at the end of the third paragraph:

The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

4.	In “The Funds In Greater Detail” section for the Total Return Fund, under the heading “Principal Risks”, the following disclosure is added on page 107 before the heading “Security Selection Risk”:

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position.  These investments can also increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value due to the lack of a secondary trading market.

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Please retain this Supplement for future reference.

IEP0214

SUPPLEMENT DATED FEBRUARY 21, 2014

FIRST INVESTORS INCOME FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2014

In SAI Part-I under Appendix C - “Investment Policies of the First Investors Income Funds”, the disclosures under the heading “Non-Fundamental Policies” on page I-C-2 are deleted and replaced with the following:

The Funds listed below have adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval:

(1)	The Investment Grade Fund and Fund For Income may invest in credit-linked securities, provided that no more than 10% of each Fund’s net assets are invested in credit-linked securities.

(2)
The Government Fund and Investment Grade Fund each will not invest more than 20% of its net assets in derivatives in the aggregate. For purposes of calculating this 20% limitation, each Fund will use the market value of a derivative instrument.

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Please retain this Supplement for future reference.

IFSAI0214